                                                                     EXHIBIT 4.2



                                                                [Execution copy]



                      AMENDMENT NO. 5 TO CREDIT AGREEMENT


                  AMENDMENT NO. 5 TO CREDIT AGREEMENT dated as of October 9, 1997 between NEXTEL COMMUNICATIONS, INC. ("NCI"); NEXTEL FINANCE COMPANY (the "Borrower") and the other Restricted Companies listed on the signature pages hereto under the caption "RESTRICTED COMPANIES" (individually, a "Restricted Company" and, collectively, the "Restricted Companies"); and the Lenders listed on the signature pages hereto under the caption "LENDERS" (individually, a "Lender" and, collectively, the "Lenders").

                  NCI, the Restricted Companies, the Lenders, Toronto Dominion (Texas) Inc., as Administrative Agent, and The Chase Manhattan Bank, as Collateral Agent, are parties to a Credit Agreement dated as of September 27, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") and wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 5 to Credit Agreement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendment. Subject to the satisfaction of the condition precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  3.01 References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  3.02 Definitions. A new definition of "Amendment No. 5 Effective Date" shall be inserted into Section 1.01 of the Credit Agreement, and the definitions of "Contributed Capital" and "Public Note Indentures" in
Section 1.01 of the Credit Agreement shall be amended to read in their entirety as follows:

                  "Amendment No. 5 Effective Date" means the date on which the amendments provided for in Amendment No. 5 hereto shall have become effective.

                  "Contributed Capital" means, as at any time, the net aggregate amount of equity capital received in the form of cash after the Effective Date by the Restricted


                      Amendment No. 5 to Credit Agreement

         Companies in respect of shares of common stock to the extent such amount does not exceed the aggregate proceeds of Qualifying Debt or Equity Issuances by NCI after the Effective Date.

                  "Public Note Indentures" means (a) the Indenture dated as of August 15, 1993 between NCI and The Bank of New York, as Trustee, (b) the Indenture dated as of December 22, 1993 between NCI (as successor to Dial Call Communications, Inc.) and The Bank of New York, as Trustee, (c) the Indenture dated as of January 13, 1994 between NCI (as successor to CenCall Communications Corp.) and The Bank of New York, as Trustee, (d) the Indenture dated as of February 15, 1994 between NCI and The Bank of New York, as Trustee and (e) the Indenture dated as of April 24, 1994 between NCI (as successor to Dial Call Communications, Inc.) and The Bank of New York, as Trustee. In addition, effective on the Amendment No. 5 Effective Date, the term "Public Note Indentures" shall include the Indenture dated as of September 17, 1997 between NCI and Harris Trust and Savings Bank, as Trustee.

                  3.03 Use of Proceeds. Paragraph (a) of Section 6.09 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

                  "In addition, the proceeds of Revolving Credit Loans may be used to make Restricted Payments permitted under Section 7.05(e)."

                  3.04 Indebtedness. Paragraphs (c) and (d) of Section 7.01 of the Credit Agreement are hereby amended to read in their entirety as follows:

                  "(c) Indebtedness of the Credit Parties existing on the Amendment No. 5 Effective Date and set forth in Schedule 7.01 and,

                                  (i) in the case of the Public Notes,
                  extensions, renewals and refinancings thereof, so long as (x) any such extension, renewal and refinancing does not increase the outstanding stated principal amount of the Public Notes being extended, renewed or refinanced, (y) the maturity date of such extension, renewal or refinancing is later than the maturity date of the Public Notes being extended, renewed or refinanced and (z) the terms and conditions of such extension, renewal or refinancing (other than in respect of interest, which shall not be restricted), are no less favorable to NCI, the Restricted Companies, the Lenders, the Vendors and the Agents than the terms and conditions of the January 1994 Indenture and the Public Notes issued thereunder;

                                 (ii) in the case of any such Indebtedness of
                  the Restricted Companies, extensions, renewals and refinancings thereof, so long as (w) such


                      Amendment No. 5 to Credit Agreement
                  extension, renewal and refinancing does not increase the outstanding principal amount of the Indebtedness being extended, renewed or refinanced, (x) the Average Life to Maturity of the Indebtedness so extended, renewed or refinanced shall not be shorter than the Average Life to Maturity of the Indebtedness being extended, renewed or refinanced, (y) at the time of such extension, renewal or refinancing, and after giving effect thereto, no Default shall have occurred and be continuing and (z) the terms and conditions of such Indebtedness as so extended, renewed or refinanced (other than in respect of interest, which shall not be restricted) are no less favorable to the Restricted Companies, the Lenders, the Vendors and the Agents than the terms and conditions of this Agreement and the other Loan Documents;

                  (d) additional Indebtedness incurred by NCI after the date of Amendment No. 5 hereto (i.e. October 9, 1997), provided that (i) the sum of (x) the aggregate principal amount of any such Indebtedness issued at par plus (y) the net proceeds (after underwriting or placement agent fees or commissions) of any such Indebtedness issued at less than par, shall not exceed $1,000,000,000, (ii) no scheduled payments, prepayments, redemptions or sinking fund or like payments in respect of such Indebtedness shall be required prior to September 30, 2003, (iii) such Indebtedness shall provide that interest payable in respect thereof shall be capitalized prior to the fifth anniversary of the date of incurrence of such Indebtedness (it being understood that, if interest shall be capitalized only through a date within fifteen days prior to such fifth anniversary, such Indebtedness shall nevertheless be deemed to comply with the foregoing requirement) and
         (iv) the terms and conditions of such Indebtedness (other than in respect of interest, which shall not be restricted) are no less favorable to NCI, the Restricted Companies, the Lenders, the Vendors and the Agents than the terms and conditions of the January 1994 Indenture and the Public Notes issued thereunder;"

                  3.05 Restricted Payments. Section 7.05 of the Credit Agreement shall be amended by (A) deleting the word "and" at the end of subclause (v) of clause (c) thereof, (B) inserting "; and" in lieu of the period at the end of clause (d) thereof and (C) inserting the following new clause (e) at the end thereof to read as follows:

                  "(e) so long as at the time thereof, and after giving effect thereto, no Default shall have occurred and be continuing, the Borrower may make Restricted Payments to NCI to the extent necessary to enable NCI to refinance or repurchase (directly or indirectly) any of the Public Notes (it being understood that the amount of such Restricted Payment may include any redemption or tender premium required to be paid by NCI in connection with such refinancing or repurchase), provided that the aggregate amount of all such Restricted Payments shall not exceed the amount of


                      Amendment No. 5 to Credit Agreement
         additional equity capital contributed by NCI to the Borrower in cash after the Amendment No. 5 Effective Date)."

                  3.06 Schedule 7.01. Schedule 7.01 of the Credit Agreement is hereby amended to read in its entirety as set forth in Schedule 7.01 hereto.

                  Section 3. Conditions Precedent. The amendments set forth in Section 2 hereof, shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 5 by NCI, the Restricted Companies and the Required Lenders.

                  For purposes hereof, the Lenders authorized to execute and deliver this Amendment No. 5 shall be the Lenders party to the Credit Agreement on the date of this Amendment No. 5 (as indicated on the Register at the close of business in New York City on such date), regardless of whether any one or more of such Lenders shall, by reason of an assignment of Loans or Commitments permitted under Section 10.04 of the Credit Agreement, continue to be a party to the Credit Agreement on the date the conditions specified in the preceding paragraph are satisfied (and each Lender party to the Credit Agreement on the date of this Amendment No. 5 undertakes to inform any Person that takes an assignment of all or any portion of such Lender's Commitments or Loans of this Amendment No. 5, and none of the other parties to the Credit Agreement shall have any responsibility to so inform any such Person of this Amendment No. 5).

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 to Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 5 to Credit Agreement by signing any such counterpart. This Amendment No. 5 to Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                      Amendment No. 5 to Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

                                    NEXTEL COMMUNICATIONS, INC.

                                       By /s/ THOMAS J. SIDMAN
                                          ------------------------------
                                          Name: THOMAS J. SIDMAN
                                          Title: VICE PRESIDENT

                              RESTRICTED COMPANIES


                                    NEXTEL FINANCE COMPANY (successor to
                                      Fleet Call Corporation),

                                       By /s/ THOMAS J. SIDMAN
                                          ------------------------------
                                          Name: THOMAS J. SIDMAN
                                          Title: VICE PRESIDENT

                                    ADVANCED MOBILECOMM OF
                                      NORTH CAROLINA, INC.
                                    AIRLINK COMMUNICATIONS, INC.
                                      (successor to TRS, Inc.)
                                    AMERICAN MOBILE SYSTEMS,
                                      INCORPORATED (successor to Saber
                                      Communications, Inc.)
                                    DIAL CALL, INC.
                                    DIAL DISTANCE, INC.
                                    FC NEW YORK, INC. (successor to Metrocom
                                      Trunked Radio Communication Systems, Inc.
                                    FCI 900, INC.
                                    FLEET CALL OF TEXAS, INC. (successor to
                                      FM Tower Company, Metrolink
                                      Communications Corporation and National
                                      Tower Trunking Systems, Inc.)




                      Amendment No. 5 to Credit Agreement

                                 NEXTEL COMMUNICATIONS OF THE
                                   MID-ATLANTIC, INC. (successor to Dispatch
                                   Communications of Maryland, Inc., Dispatch
                                   Communications of Minnesota, Inc., Dispatch
                                   Communications of New England, Inc.,
                                   Dispatch Communications of Pennsylvania,Inc.)
                                 NEXTEL LICENSE HOLDINGS 1, INC.
                                 NEXTEL LICENSE HOLDINGS 2, INC.
                                   (successor to Comqor, Inc.)
                                 NEXTEL LICENSE HOLDINGS 3, INC.
                                   (successor to Dial Call Arkansas, Inc.,
                                   Custom Radio/Johnson Communications, Inc.,
                                   Dial Call Florida, Inc., Dial Call
                                   Kentucky, Inc., Dial Call Louisiana, Inc.,
                                   Dial Call Texas, Inc., Dial Call
                                   Virginia, Inc., Dial Call West Virginia, Inc. and U.S. Digital, Inc.)
                                 NEXTEL LICENSE HOLDINGS 4, INC.
                                 NEXTEL OF TEXAS, INC. (successor to Fort
                                   Worth Communications, Inc.)
                                 NEXTEL WEST CORP.
                                   (successor to Airwave Communications Corp.
                                   (Seattle), C-Call Corporation, Dispatch
                                   Communications of Arizona, Inc., ESMR Sub,
                                   Inc., Fleet Call of Utah, Inc., Fleet Call
                                   West, Inc., Mijac Enterprises, Inc., Mobile
                                   Radio of Illinois, Inc., Motorola SF, Inc.,
                                   Nextel Hawaii Acquisition Corp.,
                                   Nextel Utah Acquisition Corp., Nextel
                                   Western Acquisition Corp., OneComm
                                   Corporation, N.A., Powerfone
                                   Holdings, Inc., Powerfone, Inc.,
                                   Smart SMR of Illinois, Inc., Shoreland
                                   Communications, Inc. and Spectrum Resources of the Midwest, Inc.)
                                 SAFETY NET, INC.
                                 SMART SMR, INC.


                      Amendment No. 5 to Credit Agreement

                                              SMART SMR OF CALIFORNIA, INC.
                                              SMART SMR OF NEW YORK, INC.

                                                By /s/ THOMAS J. SIDMAN
                                                   ----------------------
                                                   Name: THOMAS J. SIDMAN
                                                   Title: VICE PRESIDENT

                                              FORT WORTH TRUNKED RADIO
                                                LIMITED PARTNERSHIP

                                              By Nextel of Texas,Inc.,
                                                 a General Partner


                                                By /s/ THOMAS J. SIDMAN
                                                   ----------------------
                                                   Name: THOMAS J. SIDMAN
                                                   Title: VICE PRESIDENT


                      Amendment No. 5 to Credit Agreement

                                    LENDERS




BARCLAYS BANK, PLC                          THE CHASE MANHATTAN BANK


   By  /s/ JAMES K. DOWNEY                     By  /s/ TRACEY A. NAVIN
      ----------------------                      -------------------------
      Name: James K. Downey                       Name: Tracey A. Navin
      Title: Associate Director                   Title: Vice President



MORGAN GUARANTY TRUST COMPANY               NATIONSBANK OF TEXAS, N.A.
  OF NEW YORK

   By  /s/ MARIA D. KRATIOS                    By   /s/ JENNIFER FYDNEY
      ----------------------                      -------------------------
      Name: Maria D. Kratios                      Name: Jennifer Fydney
      Title: Vice President                       Title: Vice President



THE TORONTO-DOMINION BANK                   ABN AMRO BANK N.V.,
                                              NEW YORK BRANCH

   By  /s/ SOPHIA D. S???BI                    By   /s/ WILLIAM S. BENNETT
      ----------------------                      -------------------------
      Name: Sophia D. S???bi                      Name: William S. Bennett
      Title: Mgr. Syndications &                  Title: Vice President
               Credit Admin



                                               By   /s/ JOHN W. SMITH
                                                  -------------------------
                                                  Name: John W. Smith
                                                  Title: Vice President


AMARA-2 FINANCE LTD.                        BANK OF AMERICA NT & SA


   By  /s/ ANDREW IAN WIGNALL                  By   /s/ JONATHAN M. KITEL
      -----------------------                     -------------------------
      Name: Andrew Ian Wignall                    Name: Jonathan M. Kitel
      Title: Director                             Title: Attorney-in-Fact





                      Amendment No. 5 to Credit Agreement

BANK OF MONTREAL, CHICAGO BRANCH         THE BANK OF NOVA SCOTIA


  By  /s/ TOM CALDER                       By  /s/ VINCENT J. FITZGERALD, JR.
     -------------------------                -------------------------------
     Name: Tom Calder                         Name: Vincent J. Fitzgerald, Jr.
     Title: Director                          Title: Authorized Signatory



BANK OF TOKYO-MITSUBISHI                 BANKBOSTON, N.A.
  TRUST COMPANY                          f.k.a. First National Bank of Boston

  By  /s/ GLENN B. ECKERT                  By
     -------------------------                ----------------------------
     Name: Glenn B. Eckert                    Name:
     Title: Vice President                    Title:



BANKERS TRUST COMPANY                    BANQUE PARIBAS (NEW YORK)


  By  /s/ ROSEMARY F. DUNNE                By
     -------------------------                ----------------------------
     Name: Rosemary F. Dunne                  Name:
     Title: Vice President                    Title:

                                           By
                                              ----------------------------
                                              Name:
                                              Title:


CAPTIVA FINANCE LTD.                     CAPTIVA II FINANCE LTD.


  By  /s/ JOHN H. CULLIMANE                By  /s/ JOHN H. CULLIMANE
     -------------------------                ----------------------------
     Name: John H. Cullimane                  Name: John H. Cullimane
     Title: Director                          Title: Director





                      Amendment No. 5 to Credit Agreement

CARILLON HOLDING, INC.                        CERES FINANCE LTD.


   By                                            By  /s/ JOHN H. CULLIMANE
      -------------------------                     -------------------------
      Name:                                         Name: JOHN H. CULLIMANE
      Title:                                        Title:  DIRECTOR



CHANG HWA COMMERCIAL BANK,                    CIBC INC.
  LTD.,  NEW YORK BRANCH

   By /s/ WAN-TU YEN                             By  /s/ DEBORAH STREK
      -------------------------                     -------------------------
      Name: WAN-TU YEN                              Name: BEBORAH STREK
      Title: VP & GENERAL MANAGER                   Title: MANAGING DIRECTOR
                                                           CIBC WOOD GUNDY
                                                           SECURITIES CORP.
                                                           ACTING AS AGENT

CITIBANK, N.A.                                CITY NATIONAL BANK


   By  /s/ MARGORIE HARRIS                       By
      ---------------------------                   -------------------------
      Name: MARGORIE RUBIN HARRIS                   Name:
      Title: ATTORNEY-IN-FACT                       Title:


   COMMERZBANK                                CONTINENTAL ASSURANCE COMPANY
   AKTIENGESELLSCHAFT,
   NEW YORK BRANCH                            By  Protective Asset Management
                                                  Company as Attorney-in-Fact

   By  /s/ G. ROD MCWALTERS                      By  /s/ JAMES DONDERO
      -------------------------                     -------------------------
      Name: G. ROD MCWALTERS                        Name: JAMES DONDERO,
      Title: VICE PRESIDENT                               CFA, CPA
                                                    Title: PRESIDENT -
                                                           PROTECTIVE ASSET
                                                           MANAGEMENT COMPANY


   By  /s/ ANDREW R. CAMPBELL
      -------------------------
      Name: ANDREW R. CAMPBELL
      Title: ASSISTANT TREASURER

   By
      -------------------------
      Name:
      Title:




                      Amendment No. 5 to Credit Agreement

COOPERATIEVE CENTRALE                      CORESTATES BANK, N.A.
  RAIFFEISEN-BOERENLEENBANK
  B.A., "RABOBANK NEDERLAND",
  NEW YORK BRANCH

  By                                          By
     ----------------------------                ------------------------------
     Name:                                       Name:
     Title:                                      Title:

  By                                       CYPRESS TREE INVESTMENT
     ----------------------------          PARTNERS I LTD.
     Name:                                 By Cypress Tree Investment Management
     Title:                                   Company, Inc. as Portfolio Manager

                                           By:  /s/ JOHN W. FRASER
                                               ------------------------------
                                               Name: JOHN W. FRASER
                                               Title: MANAGING DIRECTOR



CREDIT SUISSE FIRST BOSTON                 CYPRESS TREE INVESTMENT
                                            MANAGEMENT COMPANY, INC.
  By  /s/ TODD C. MORGAN                    As Attorney-in-Fact and on behalf
     ----------------------------           of First Allmerica Financial
     Name: TODD C. MORGAN                   Life Insurance Company, Inc.
     Title: VICE PRESIDENT


  By  /s/ JUDITH E. SMITH                   By  /s/ JOHN W. FRASER
     ----------------------------              ------------------------------
     Name: JUDITH E. SMITH                     Name: JOHN W. FRASER
     Title: DIRECTOR                           Title: MANAGING DIRECTOR



DEBT STRATEGIES FUND, INC.                 DLJ CAPITAL FUNDING, INC.


  By                                        By
     ----------------------------              ------------------------------
     Name:                                     Name:
     Title:                                    Title:



FC CBO LTD.                                FIRST UNION NATIONAL BANK


  By                                        By  /s/ ROBERT E. HEASLY
     ----------------------------              ------------------------------
     Name:                                     Name: ROBERT E. HEASLY
     Title:                                    Title: SENIOR VICE PRESIDENT






                      Amendment No. 5 to Credit Agreement

FLEET NATIONAL BANK                          FUJI BANK, LTD.


   By                                          By
      --------------------------                  ---------------------------
      Name:                                       Name:
      Title:                                      Title:




GOLDMAN SACHS CREDIT                         INDOSUEZ CAPITAL FUNDING II, LTD.
  PARTNERS L.P.                              By:  Indosuez Capital as Portfolio
                                                  Advisor

   By /s/ ROBERT J. OSHEA                      By
      --------------------------                  ---------------------------
      Name: ROBERT J. OSHEA                       Name:
      Title: AUTHORIZED SIGNATORY                 Title:



INDOSUEZ CAPITAL FUNDING III, LTD.           INDUSTRIAL BANK OF JAPAN, LIMITED
By:  Indosuez Capital as Portfolio
     Advisor

   By                                          By  /s/ JEFFREY COLE
      --------------------------                  ---------------------------
      Name:                                       Name: JEFFEREY COLE
      Title:                                      Title: SENIOR VICE PRESIDENT



ING BARING (U.S.) CAPITAL                    KEY CORPORATE CAPITAL INC.
  CORPORATION

   By  /s/ JOAN M. CHIAPPE                     By  /s/ TIM WILLARD
      --------------------------                  ---------------------------
      Name: JOAN M. CHIAPPE                       Name: TIM WILLARD
      Title: VICE PRESIDENT                       Title: CORPORATE BANKING
                                                         OFFICER



KOREA FIRST BANK, LOS ANGELES                KZH HOLDING CORPORATION II
  AGENCY

   By  /s/ CHANG HEE NAM                       By
      --------------------------                  ---------------------------
      Name: MR. CHANG HEE NAM                     Name:
      Title: AGENT & GENERAL MANAGER              Title:




                      Amendment No. 5 to Credit Agreement

KZH HOLDING CORPORATION III               LEHMAN COMMERCIAL PAPER, INC.


  By   /s/ VIRGINIA R. CONWAY               By   /s/ MICHELE SWANSON
      ------------------------------            ------------------------------
      Name: VIRGINIA R. CONWAY                  Name: MICHELE SWANSON
      Title: AUTHORIZED AGENT                   Title: AUTHORIZED SIGNATORY




LTCB TRUST COMPANY                        MEESPIERSON CAPITAL CORP.


   By                                        By  /s/ CLAUDIA J. CHIFOS
      --------------------------                ------------------------------
      Name:                                     Name: CLAUDIA J. CHIFOS
      Title:                                    Title: Vice President

                                             By   /s/ JOHN T. CONNORS
                                                ------------------------------
                                                Name: John T. Connors
                                                Title: Executive Vice President


MERITA BANK LTD                           MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO
                                          By  Merrill Lynch Asset Management,
                                              L.P., as Investment Advisor

   By
      -------------------------             By  /s/ LYNN C. BARANSKI
      Name:                                    --------------------------------
      Title:                                   Name: LYNN CALLICOTT BARANSKI
                                               Title: AUTHORIZED SIGNATORY
   By
      -------------------------
      Name:
      Title:






                      Amendment No. 5 to Credit Agreement

MERRILL LYNCH PRIME RATE                       MERRILL LYNCH SENIOR FLOATING
  PORTFOLIO                                      RATE FUND, INC.
By   Merrill Lynch Asset Management,
     L.P., as Investment Advisor

   By  /s/ LYNN C. BARANSKI                      By  /s/ LYNN C. BARANSKI
      ---------------------------                   --------------------------
      Name: LYNN CALLICOTT BARANSKI                 Name:LYNN CALLICOTT BARANSKI
      Title: AUTHORIZED SIGNATORY                   Title: AUTHORIZED SIGNATORY


THE MITSUBISHI TRUST AND BANKING               ML CBO IV (CAYMAN) LTD.
  CORPORATION
                                               By  Protective Asset Management,
                                                   L.L.C. as Collateral Manager

   By                                            By   /s/ JOHN DONDERO
      ---------------------------                   --------------------------
      Name:                                         Name: John Dondero, CFA, CPA
      Title:                                        Title: President-
                                                           Protective Asset
                                                           Management Company


OCTAGON CREDIT INVESTORS LOAN                  PAMCO CAYMAN LTD.
  PORTFOLIO (A unit of The Chase
  Manhattan Bank)                              By  Protective Asset Management,
                                                   L.L.C. as Collateral Manager

   By  /s/ ANDREW D. GORDON                      By  /s/ JOHN DONDERO
      ---------------------------                   --------------------------
      Name: ANDREW D. GORDON                        Name:John Dondero, CFA, CPA
      Title: MANAGING DIRECTOR                      Title: President-
                                                           Protective Asset
                                                           Management Company



PILGRIM AMERICA PRIME RATE TRUST              PNC BANK, NATIONAL ASSOCIATION


   By  /s/ THOMAS C. HUNT                        By  /s/ STEVEN J. MCGEHRIN
      ---------------------------                   --------------------------
      Name: THOMAS C. HUNT                          Name: STEVEN J. MCGEHRIN
      Title: ASSISTANT PORTFOLIO MANAGER            Title: VICE PRESIDENT






                      Amendment No. 5 to Credit Agreement

PRIME INCOME TRUST                              ROYAL BANK OF CANADA


   By
      -----------------------------                By
      Name:                                           -------------------------
      Title:                                          Name:
                                                      Title:


SENIOR HIGH INCOME PORTFOLIO, INC.              STRATA FUNDING LTD.


   By /s/ LYNN C. BARANSKI                         By  /s/ JOHN H. CULLIMANE
      -----------------------------                   -------------------------
      Name: LYNN CALLICOTT BARANSKI                   Name: JOHN H. CULLIMANE
      Title: AUTHORIZED SIGNATORY                     Title: DIRECTOR



THE SUMITOMO BANK, LIMITED                      THE SUMITOMO TRUST & BANKING
  NEW YORK BRANCH                                 COMPANY LTD., NEW YORK BRANCH


   By  /s/ SURESH S. TATA                          By
      -----------------------------                   -------------------------
      Name: SURESH S. TATA                            Name:
      Title:SENIOR VICE PRESIDENT                     Title:



                                                      -------------------------
                                                      Name:
                                                      Title:


U.S. BANK OF WASHINGTON, N.A.                   VAN KAMPEN AMERICAN CAPITAL
                                                  PRIME RATE INCOME TRUST


   By  /s/ GARY EGBERT                             By  /s/ JEFFREY W. MAILLET
      -----------------------------                   -------------------------
      Name: GARY EGBERT                               Name: JEFFREY W. MAILLET
      Title:  VP                                      Title:Senior Vice
                                                            President & Director




                      Amendment No. 5 to Credit Agreement

VAN KAMPEN CLO I, LIMITED
BY: VAN KAMPEN AMERICAN
CAPITAL MANAGEMENT INC.,
AS COLLATERAL MANAGER

   By  /s/ JEFFREY W. MAILLET
     ------------------------------------
      Name: JEFFREY W. MAILLET
      Title: Senior Vice President & Director




                      Amendment No. 5 to Credit Agreement

                                 Schedule 7.01

                            [Existing Indebtedness]


No Indebtedness other than (i) Indebtedness evidenced by the Public Notes and
(ii) other Indebtedness not exceeding $5,000,000 outstanding in the aggregate.


                                 Schedule 7.01